                                                               EXECUTION VERSION

            FIFTH AMENDMENT, CONSENT AND AGREEMENT, dated as of March 31, 2000 (this "Fifth Amendment"), to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among CARIBINER INTERNATIONAL, INC., a Delaware corporation (the "Parent"), CARIBINER, INC., a New York corporation (the "Company"; together with the Parent, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "Syndication Agent"; collectively with the Administrative Agent, the "Agents").

                            W I T N E S S E T H :
                            - - - - - - - - - -


            WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof;

            WHEREAS, pursuant to the Fourth Amendment to the Credit Agreement dated as of December 23, 1999, the Lenders waived compliance with certain financial covenants contained in the Credit Agreement and consented to the AV Sale;

            WHEREAS, the Borrowers have determined to defer the AV Sale indefinitely and instead have proposed to Dispose of (a) certain assets of the domestic Loan Parties and the Capital Stock of the Foreign Subsidiaries that collectively comprise the communications businesses of the Parent and its Subsidiaries (the "Communications Business") and (b) the Capital Stock of Melville Exhibition Services Ltd. and certain assets of Corporate Technical Services Ltd.;

            WHEREAS, the Borrowers have requested that the Lenders consent to such Dispositions, and in connection therewith, waive compliance by the Debtors with certain covenants contained in the Credit Agreement and amend certain provisions of the Credit Agreement; and

            WHEREAS, the Lenders are willing to agree to the requested consents, waivers and amendments, but only on the terms and subject to the conditions contained herein;

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

            SECTION 1.  DEFINITIONS.

            Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

            SECTION 2.  AMENDMENTS.

            2.1 Amendments to Section 1.01 of the Credit Agreement. (a) Section
1.01 of the Credit Agreement is hereby amended by (i) deleting in their entirety the definitions of the terms "Applicable Margin", "Consultant", "Interest Payment Date", "L/C Fee Payment Date" and "Majority Lenders" and (ii) adding the following new definitions in their proper alphabetical order:

            ""Applicable Margin" means with respect to (a) Eurodollar Loans, 3.00% and (b) ABR Loans, 2.00%.

            "Communications Business" means the communications businesses of the Parent and its Subsidiaries.

            "Consultant" means Policano & Manzo, LLC or another firm or individual specializing in providing financial consulting and advisory services that is reasonably satisfactory to the Borrowers and the Administrative Agent.

            "Deferred Amendment Fee Letters" shall mean the collective reference to the letters from the Borrowers to each Lender, substantially in the form of Exhibit A to the Fifth Amendment, as amended, supplemented or otherwise modified from time to time.

            "Fifth Amendment" shall mean the Fifth Amendment, Consent and Agreement, dated as of March 31, 2000, to this Agreement.

            "Fifth Amendment Effective Date" has the meaning assigned thereto in the Fifth Amendment.

            "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each month and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than one months' duration, each day prior to the last day of such Interest Period that occurs at intervals of one months' duration after the first day of such Interest Period.

            "L/C Fee Payment Date" means the last day of each month.

            "Majority Lenders" means, at any time, the holders of more than 66 2/3% of the sum of the Available Commitments, the Term Loan Exposure and the Revolving Credit Exposure of all Lenders at such time.".

            (b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the provisos to the definitions of the terms "Asset Sale" and "Recovery Event".

            (c) Section 1.01 of the Credit Agreement is hereby further amended by (i) deleting the word "and" immediately following subsection (d) of definition of the term "Consolidated Unadjusted EBITDA" and inserting a comma in lieu thereof and (ii) inserting the following phrase immediately after subsection (e) of said definition:

            "and (f) corporate transition costs of the type described in the definition of Net Cash Proceeds in an amount not to exceed $3,000,000.".

            (d) Section 1.01 of the Credit Agreement is hereby further amended by inserting the word "further" immediately after the word "provided" in the existing proviso to the definition of the term "Interest Period" and inserting the following new proviso immediately before the existing proviso to said definition:

            "provided that the interest period for all Eurodollar Loans borrowed, continued or converted at any time after the Fifth Amendment Effective Date shall be one month;"

            (e) Section 1.01 of the Credit Agreement is hereby further amended by inserting in the definition of the term "Net Cash Proceeds" the following new phrase immediately after the word "Subsidiaries" at the end of clause (a) of said definition:

            "and, in the case of Asset Sales relating to the Communications Business, Asset Sales relating to Corporate Technical Services Ltd. or the Capital Stock of Melville Exhibition Services Ltd., market shutdown costs and corporate transition costs arising in connection with such Asset Sales, in each case as described during the March 15, 2000 Lender meeting,".

            (f) Section 1.01 of the Credit Agreement is hereby further amended by inserting the following parenthetical after the word "fees" where it appears in the eleventh line of the definition of the term "Obligations":

            "(including all fees payable under the Deferred Amendment Fee Letters)".

            2.2 Amendment to Section 2.03 of the Credit Agreement. Section 2.03 of the Credit Agreement is hereby amended by inserting in the second line of paragraph (a) of said Section the phrase "prior to the Fifth Amendment Effective Date," immediately before the words "swingline loans".

            2.3 Amendment to Section 2.04 of the Credit Agreement. (a) Section
2.04 of the Credit Agreement is hereby amended by deleting paragraph (b) of said
Section in its entirety and inserting in lieu thereof the following new paragraph (b):

            "(b) The Term Loans of each Term Loan Lender shall be due and payable on October 1, 2001.".

            (b) Section 2.04 of the Credit Agreement is hereby further amended by deleting paragraph (c) of said Section in its entirety and inserting in lieu thereof the following new paragraph (c):

            "(c) The Borrowers hereby, jointly and severally, unconditionally promise to pay to the Administrative Agent for the account of the each Term Loan Lender the principal amount of each Term Loan of such Term Loan Lender when due and payable as set forth in paragraph (b) above or on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The Borrowers hereby, jointly and severally, further agree to pay interest on the unpaid principal amount of the Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.09.".

            2.4 Amendment to Section 2.06 of the Credit Agreement. (a) Section
2.06 of the Credit Agreement is hereby amended by deleting paragraphs (d) and
(e) of said Section in their entirety and inserting in lieu thereof the following new paragraphs (d) and (e):

            "(d)  [Intentionally Omitted.]

             (e)  [Intentionally Omitted.]".

            (b) Section 2.06 of the Credit Agreement is hereby further amended by deleting the phrases "first," and ", second," from paragraph (h) of said Section.

            (c) Section 2.06 of the Credit Agreement is hereby further amended by deleting from paragraph (i) of said Section (i) the phrases "first," and ", second," and (ii) the proviso to said paragraph.

            (d) Section 2.06 of the Credit Agreement is hereby further amended by inserting the following sentence at the beginning of paragraph (l) of said
Section:

            "Any prepayments to the Term Loans or reductions of the Revolving Credit Commitments required to be made pursuant to Section 2.06(h) or (i) of this Agreement shall be applied ratably in accordance with the Term Loans then outstanding and the Revolving Credit Commitments then in effect as of the date of any such prepayment or reduction."

            2.5 Amendment to Section 2.09 of the Credit Agreement. (a) Section
2.09 of the Credit Agreement is hereby amended by (i) deleting the word "Accrued" at the beginning paragraph (d) of said Section and (ii) inserting in lieu thereof the phrase "Except as otherwise provided under Section 2.09(f), accrued".

            (b) Section 2.09 of the Credit Agreement is hereby further amended by deleting the existing paragraph (c) of said Section an inserting in lieu thereof the following new paragraph (c):

            "(c) Notwithstanding the foregoing, (i) at any time after the occurrence and during the continuance of an Event of Default, the Loans shall bear an interest rate per annum equal to 2% plus the rate applicable to ABR Loans as provided above, and (ii) if any interest on any Loan or any fee or other amount payable by the Borrowers (other than principal) hereunder is not paid when due (whether at stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum of 2% plus the rate applicable to ABR Loans as provided above.".

            (c) Section 2.09 of the Credit Agreement is hereby further amended by inserting the following new paragraph (f) at the end of said Section:

            "(f) In addition to the interest otherwise provided for under this Section, the Loans shall bear additional interest at a rate per annum equal to 1%. Accrued interest under this paragraph shall be payable in arrears on the earliest to occur of (i) the Revolving Credit Termination Date, (ii) the date the Loans become due and payable in accordance with Section 8 hereof and (iii) the date on which all of the Obligations shall have been paid in full and the Commitments shall have been terminated.".

            2.6 Amendment to Section 3.01 of the Credit Agreement. Section 3.01 of the Credit Agreement is hereby amended by inserting into paragraph (a) of said Section the parenthetical "(or at any time after the consummation of the Disposition of the Communications Business, $2,500,000)" at the end of subsection (i) of the proviso.

            2.7 Amendment to Section 4.04 of the Credit Agreement. Section 4.04 of the Credit Agreement is hereby amended by deleting paragraph (b) of said
Section in its entirety and inserting in lieu thereof the following new paragraph (b):

            "(b) Since the Fifth Amendment Effective Date, there has occurred no event or circumstance which has had a Material Adverse Effect.".

            2.8 Amendment to Section 4.18 of the Credit Agreement. Section 4.18 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 4.18:

            "SECTION 4.18.  [Intentionally Omitted.]".

            2.9 Amendment to Section 6.01 of the Credit Agreement. Section 6.01 of the Credit Agreement is hereby amended by deleting paragraph (j) of said
Section in its entirety and inserting in lieu thereof the following new paragraph (j):

            "(j)  [Intentionally Omitted.]".

            2.10 Amendment to Section 6.15 of the Credit Agreement. Section 6.15 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 6.15:

            "SECTION 6.15. Consultant; Investment Banker; Management Reports.
            (a) The Borrowers shall at all times continue the retention of a Consultant on terms and with a scope of retention reasonably satisfactory to the Borrowers and the Administrative Agent.

            (b) Promptly following the delivery of the financial statements referred to in Section 6.01(c), the Borrowers shall make their Chief Financial Officer available to the Lenders on a mutually convenient basis to provide a report on and to discuss such financial statements.".

            2.11 Amendments to Section 7.01 of the Credit Agreement. (a) Section
7.01 of the Credit Agreement is hereby amended by deleting paragraphs (a) and
(b) of said Section in their entirety and inserting in lieu thereof the following new paragraphs (a) and (b):

            "(a)  [Intentionally Omitted.]

            (b)  [Intentionally Omitted.]".

            (b) Section 7.01 of the Credit Agreement is hereby further amended by deleting paragraph (c) of said Section in its entirety and inserting in lieu thereof the following new paragraph (c):

            "(c) Consolidated Unadjusted EBITDA. Permit Consolidated Unadjusted EBITDA for any period set forth below to be less than the amount set forth opposite such period:

                Period                                  Amount
                ------                                  ------

          10/01/99 - 12/31/99                        $10,000,000

          10/01/99 - 3/31/00                         $23,000,000

          10/01/99 - 6/30/00                         $42,000,000

          10/01/99 - 9/30/00                         $50,000,000

          1/01/00 - 12/31/00                         $50,000,000

  Any period of four consecutive fiscal              $55,000,000;
  quarters ending on or after 3/31/01

            provided that for purposes of determining compliance with this covenant Consolidated Unadjusted EBITDA shall be calculated without reference to the Consolidated Unadjusted EBITDA of assets held for sale (including the Communications Business, certain assets of Corporate Technical Services Ltd. and the Capital Stock of Melville Exhibition Services Ltd.), discontinued operations or assets or operations similarly classified.".

            (c) Section 7.01 of the Credit Agreement is hereby further amended by deleting paragraph (d) of said Section in its entirety and inserting in lieu thereof the following new paragraph (d):

            "(d) Capital Expenditures. Permit Capital Expenditures to exceed $25,000,000 in any period comprised of two consecutive fiscal quarters or $40,000,000 in any period comprised of four consecutive fiscal quarters commencing with fiscal quarter beginning January 1, 2000.".

            2.12 Amendment to Section 7.02 of the Credit Agreement. (a) Section
7.02 of the Credit Agreement is hereby amended by deleting paragraph (f) of said
Section in its entirety and inserting in lieu thereof the following new paragraph (f):

            "(f)  [Intentionally Omitted.]".

            (b) Section 7.02 of the Credit Agreement is hereby further amended by (i) inserting into paragraph (j) of said Section the phrase "incurred prior to the Fifth Amendment Effective Date" immediately after the word "above" in the second line of said paragraph and (ii) deleting the proviso to said paragraph.

            2.13 Amendment to Section 7.03 of the Credit Agreement. Section 7.03 of the Credit Agreement is hereby amended (i) by inserting into paragraph (p) of said Section the phrase "such Liens first arose and the related Indebtedness first incurred prior to the Fifth Amendment Effective Date" immediately after the word "as" in the second line of said paragraph and (ii) deleting the phrase "the aggregate principal amount of the Indebtedness so secured does not exceed $5,000,000 at any time outstanding." from said paragraph.

            2.14 Amendment to Section 7.07 of the Credit Agreement. (a) Section
7.07 of the Credit Agreement is hereby amended by deleting paragraph (e) of said
Section in its entirety and inserting in lieu thereof the following new paragraph (e):

            "(e)  [Intentionally Omitted.]".

            (b) Section 7.07 of the Credit Agreement is hereby further amended by (i) inserting into paragraph (h) of said Section the phrase "first made prior to the Fifth Amendment Effective Date" immediately after the word "business" in the second line of said paragraph and (ii) deleting the remainder of said paragraph.

            2.15 Amendment to Section 10.01 of the Credit Agreement. Section
10.01 of the Credit Agreement is hereby amended by inserting the following phrase at the end of the proviso to the second sentence of said Section:

            "or (iv) amend or modify Section 7.01(c), 7.06 or paragraph (k) of
            Article VIII of the Credit Agreement or provide any consent or waiver with respect to such Sections without the written consent of Lenders holding at least 75% of the sum of the Available Commitments, the Term Loan Exposure and the Revolving Credit Exposure at the time of any such amendment, modification, consent or waiver.".

            2.16 Amendment to Section 10.06 of the Credit Agreement. Section
10.06 of the Credit Agreement is hereby amended by deleting from paragraph (c) of said Section (i) the phrase "each of the Parent and" from the fifth and twelfth lines of said paragraph and (ii) the second proviso to the first sentence of said paragraph.

            SECTION 3.  CONSENTS.

            3.1 Consent to Communications Sale. The Lenders hereby consent under Sections 2.06, 7.05, 7.06 and 7.13 of the Credit Agreement to the Disposition of the Communications Business; provided that (a) such consent shall automatically terminate and be of no force or effect on May 15, 2000, unless on or prior to such date the Borrowers (or their applicable Subsidiaries) shall have consummated such Disposition on terms that generate not less than $79,000,000 of Net Cash Proceeds, and (b) notwithstanding anything to the contrary contained in
Section 2.06(i) of the Credit Agreement, 75% of the Net Cash Proceeds of such Disposition (determined without regard to any amounts deposited into any escrow required pursuant to the definitive documentation relating to such Disposition and which amounts are payable to the Borrowers upon release), are applied to the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments in accordance with Sections 2.06(i) and (l) of the Credit Agreement.

            3.2 Consent to Melville Sale. The Lenders hereby consent under Sections 2.06, 7.05, 7.06 and 7.13 of the Credit Agreement to the Disposition of the Capital Stock of Melville Exhibition Services Ltd. and certain assets of Corporate Technical Services Ltd.; provided that (a) such consent shall automatically terminate and be of no force or effect on May 15, 2000, unless on or prior to such date the Borrowers (or their applicable Subsidiaries) shall have consummated such Disposition on terms that generate not less than $35,000,000 of Net Cash Proceeds, and (b) notwithstanding anything to the contrary contained in Section 2.06(i) of the Credit Agreement, 75% of the Net Cash Proceeds of such Disposition are applied to the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments in accordance with Sections 2.06(i) and (l) of the Credit Agreement.

            3.3 Withdrawal of Consent to A/V Sale. The consent for the A/V Sale, as granted under the Fourth Amendment to the Credit Agreement, is hereby withdrawn and of no further force or effect.

            SECTION 4.  AGREEMENTS.

            4.1 Engagement of an Investment Banker. The Borrowers hereby agree
(a) to retain no later than June 1, 2001, Salomon Smith Barney, or another firm or individual specializing in providing investment banking services that is reasonably satisfactory to the Borrowers and the Administrative Agent, on terms reasonably satisfactory to the Borrowers and the Administrative Agent, for the purposes of evaluating the Borrowers' strategic and debt reduction alternatives and (b) to cause such investment banker to prepare and deliver to the Lenders a written report and make an oral presentation thereon to the Lenders no later than August 31, 2001.

            4.2 Limitation on Optional Prepayments and Commitment Reductions. The Borrowers hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement, from and after the Fifth Amendment Effective Date, the Borrower shall not have the right to, and shall not, make any voluntary prepayments of the Term Loans or permanent reductions of the Revolving Credit Commitments except to the extent that any such prepayment of the Term Loans or reduction of the Revolving Credit Commitments is accompanied by a prepayment or reduction of the other, as the case may be, with such prepayment and reduction being in amounts that reflect equal percentages of the Revolving Credit Commitment in effect and the Term Loans outstanding as of the date of any such prepayment and reduction; provided that nothing herein shall be deemed to prevent the Borrowers from borrowing, prepaying and reborrowing Revolving Credit Loans in accordance with, and subject to the terms and conditions of, the Credit Agreement.

            4.3 Cash Management. (a) From and after the Fifth Amendment Effective Date, the Borrowers shall maintain a system of cash management that concentrates available funds on a daily basis in an account or accounts maintained with the Administrative Agent. In connection with such cash management system, the Borrowers shall deliver to the Administrative Agent as soon as available, but in any event by May 15, 2000, (x) a duly executed cash collateral and administration agreement, in form and substance reasonably satisfactory to the Administrative

Agent, governing, among other things, the matters described in the preceding sentence, (y) lockbox agreements with respect to accounts maintained by the Borrowers and their domestic Subsidiaries into which domestic accounts receivable are initially deposited, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the respective bank(s) at which such accounts are maintained and the applicable Loan Party having an interest in such account and (z) such other agreements and documents, in form and substance reasonably satisfactory to the Administrative Agent, that the Administrative Agent reasonably determines are necessary or advisable in order to evidence or perfect the Administrative Agent's interests in such accounts and the amounts on deposit therein.

            (b) From and after the Fifth Amendment Effective Date, the Borrowers shall not permit the aggregate amount on deposit in all accounts and lockboxes maintained by the Borrowers and their domestic Subsidiaries, other than the accounts described in paragraph (a) this Section, any other account maintained with the Administrative Agent and any payroll account, to be greater than $500,000 at any time.

            4.4 Cash Flow Forecasts. From and after the Fifth Amendment Effective Date, the Borrowers shall deliver to the Administrative Agent and each of the Lenders on the second Wednesday of each month, commencing on July 12, 2000, a forecast of the cash flows, cash balances and line availability of the Borrowers and their Subsidiaries for the period of twelve consecutive calendar weeks beginning in the week in which the applicable Wednesday occurs.

            4.5 Release. Each of the Borrowers hereby releases and discharges the Administrative Agent, the Lenders and all of the directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns of the Administrative Agent or any Lender, from all claims, counterclaims, setoffs, action and causes of action of any kind or nature whatsoever, whether known or unknown, that, directly or indirectly, arise out of, are based upon or in any manner connected with any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the Fifth Amendment Effective Date, in each case, relating to the Credit Agreement or any other Loan Document, including without limitation any approval or acceptance given or denied.

            SECTION 5.  MISCELLANEOUS.

            5.1 Representations and Warranties; No Default. (a) After giving effect to this Fifth Amendment, the Borrowers hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Fifth Amendment.

            (b) The Borrowers further represent and warrant that as of March 29, 2000, each of the Borrowers and the other Loan Parties are truly and justly indebted to the Agents and the Lenders pursuant to the Loan Documents, in the principal amount of $450,000,000 plus accrued interest, fees and other amounts payable pursuant to the Loan Documents, without defense, counterclaim or offset of any kind.

            5.2 Conditions to Effectiveness of this Fifth Amendment. This Fifth Amendment shall be effective as of the date first set forth above (the "Fifth Amendment Effective Date") upon the satisfaction of the following conditions:

            (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers, each Term Loan Lender and Majority Lenders and consented to by the Loan Parties (other than the Borrowers);

            (b) receipt by the Administrative Agent of counterparts of Deferred Amendment Fee Letters for the Lenders, duly executed and delivered by the Borrowers,

            (c) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 10.05 of the Credit Agreement and for which invoices have been submitted.

            5.3 Limited Effect. Except as expressly amended by this Fifth Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Fifth Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

            5.4 GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            5.5 Counterparts. This Fifth Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Fifth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                        CARIBINER INTERNATIONAL, INC.


                                        By: /s/ Robert F. Burlinson
                                           ----------------------------
                                           Name:  Robert F. Burlinson
                                           Title: EVP & CFO


                                        CARIBINER, INC.


                                        By: /s/ Robert F. Burlinson
                                           ----------------------------
                                           Name:  Robert F. Burlinson
                                           Title: EVP & CFO

            Each of the undersigned hereby consents to the foregoing Fifth Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Fifth Amendment.

                                        CARIBINER INTELLECTUAL PROPERTY
                                        MANAGEMENT, INC.


                                        By: /s/ Robert F. Burlinson
                                           ----------------------------
                                           Name:  Robert F. Burlinson
                                           Title: EVP & CFO


                                        CARIBINER AUDIO VISUAL SERVICES, INC.


                                        By: /s/ Robert F. Burlinson
                                           ----------------------------
                                           Name:  Robert F. Burlinson
                                           Title: EVP & CFO


                                        HRI, V.I., INC.


                                        By: /s/ Robert F. Burlinson
                                           ----------------------------
                                           Name:  Robert F. Burlinson
                                           Title: EVP & CFO

                                        VISUAL ACTION HOLDINGS, INC.


                                        By: /s/ Robert F. Burlinson
                                           ----------------------------
                                           Name:  Robert F. Burlinson
                                           Title: EVP & CFO


                                        CARIBINER SERVICES LIMITED


                                        By: /s/ Robert F. Burlinson
                                           ----------------------------
                                           Name:  Robert F. Burlinson
                                           Title: CFO


                                        CARIBINER EUROPE LIMITED


                                        By: /s/ Robert F. Burlinson
                                           ----------------------------
                                           Name:  Robert F. Burlinson
                                           Title: CFO


                                        VISUAL ACTION HOLDINGS LIMITED


                                        By: /s/ Robert F. Burlinson
                                           ----------------------------
                                           Name:  Robert F. Burlinson
                                           Title: Director

                                        THE CHASE MANHATTAN BANK, individually
                                        and as Administrative Agent


                                        By: /s/ Wendy Weinsier
                                           ----------------------------
                                           Name:  Wendy Weinsier
                                           Title: Vice President



                                        MERRILL LYNCH CAPITAL CORPORATION,
                                        individually and as Syndication Agent


                                        By: /s/ Carol J.E. Feeley
                                           ----------------------------
                                           Name:  Carol J.E. Feeley
                                           Title: Vice President



                                        FLEET NATIONAL BANK
                                        (f/k/a BankBoston, N.A.)


                                        By: /s/ Peter Haley
                                           ----------------------------
                                           Name:  Peter Haley
                                           Title: Vice President



                                        BANKERS TRUST COMPANY


                                        By: /s/ Gina S. Thompson
                                           ----------------------------
                                           Name:  Gina S. Thompson
                                           Title: Vice President

                                        BANK OF AMERICA, N.A.


                                        By: /s/ Fred A. Zagar
                                           ----------------------------
                                           Name:  Fred A. Zagar
                                           Title: Managing Director



                                        BANK OF HAWAII


                                        By: /s/ Heather Piper
                                           ----------------------------
                                           Name:  Heather Piper
                                           Title: Vice President



                                        THE BANK OF NEW YORK


                                        By: /s/ Edward J. DeSalvio
                                           ----------------------------
                                           Name:  Edward J. DeSalvio
                                           Title: Vice President



                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ Daniel A. Costigan
                                           ----------------------------
                                           Name:  Daniel A. Costigan
                                           Title: Director



                                        BANK POLSKA KASA OPIEKI S.A.
                                        PEKAO S.A. GROUP, NEW YORK BRANCH


                                        By: /s/ Barry W. Henry
                                           ----------------------------
                                           Name:  Barry W. Henry
                                           Title: Vice President

                                        CREDIT AGRICOLE INDOSUEZ


                                        By: /s/ Richard Manix
                                           ----------------------------
                                           Name:  Richard Manix
                                           Title: First Vice President


                                        By: /s/ Craig Welch
                                           ----------------------------
                                           Name:  Craig Welch
                                           Title: First Vice President



                                        FIRST UNION NATIONAL BANK


                                        By: /s/ Mark B. Felker
                                           ----------------------------
                                           Name:  Mark B. Felker
                                           Title: Senior Vice President



                                        FIR TREE INSTITUTIONAL VALUE FUND


                                        By: /s/ Illegible
                                           ----------------------------
                                           Name:
                                           Title:



                                        FIR TREE VALUE PARTNERS, LLC


                                        By: /s/ Illegible
                                           ----------------------------
                                           Name:
                                           Title:



                                        FIR TREE VALUE FUND


                                        By: /s/ Illegible
                                           ----------------------------
                                           Name:
                                           Title:

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ Jeffrey Blakemore
                                           ----------------------------
                                           Name:  Jeffrey Blakemore
                                           Title: Senior Vice President



                                        THE CHASE MANHATTAN BANK
                                        By:  CHASE SECURITIES, INC., as Agent


                                        By: /s/ Eric S. Rosen
                                           ----------------------------
                                           Name:  Eric S. Rosen
                                           Title: Authorized Signatory



                                        MORGENS WATERFALL HOLDING L.L.C.


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:



                                        VAN KAMPEN PRIME RATE INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ Darvin D. Pierce
                                           ----------------------------
                                           Name:  Darvin D. Pierce
                                           Title: Vice President



                                        VAN KAMPEN SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.


                                        By:  /s/ Darvin D. Pierce
                                           ----------------------------
                                           Name:  Darvin D. Pierce
                                           Title: Vice President